RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
September 30, 2022

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President
Finance & Investor Relations
T: +1 441 239 4830

Media Contacts:
RenaissanceRe Holdings Ltd.
Hayden Kenny
Vice President
Investor Relations & Communications
T: +1 441 239 4946

Kekst and Company
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” “retained total investment result,” “retained investments, at fair value,” “retained investments, unrealized gain (loss)” and “operating (income) loss attributable to redeemable noncontrolling interests.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 28 through 35 for “Comments on Regulation G.”
All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe.

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this Financial Supplement reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to numerous factors that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements, including the following: the Company’s exposure to natural and non-natural catastrophic events and circumstances and the variance it may cause in the Company’s financial results; the effect of climate change on the Company’s business, including the trend towards increasingly frequent and severe climate events; the effectiveness of the Company’s claims and claim expense reserving process; the effect of emerging claims and coverage issues; the historically cyclical nature of the (re)insurance industries; collection on claimed retrocessional coverage, and new retrocessional reinsurance being available on acceptable terms; the ability of the Company’s ceding companies and delegated authority counterparties to accurately assess the risks they underwrite; the Company’s ability to maintain its financial strength ratings; the performance of the

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Company’s investment portfolio and financial market volatility; the effects of inflation; the highly competitive nature of the Company’s industry, resulting in consolidation of competitors, customers and (re)insurance brokers, and the Company’s reliance on a small and decreasing number of brokers; the impact of large non-recurring contracts and reinstatement premiums on the Company’s financial results; the Company’s ability to attract and retain key executives and employees; the effect of cybersecurity risks, including technology breaches or failure; the Company’s ability to successfully implement its business strategies and initiatives, and the success of any of the Company’s strategic investments or acquisitions, including its ability to manage its operations as its product and geographical diversity increases; the Company’s exposure to credit loss from counterparties; the Company’s need to make many estimates and judgments in the preparation of its financial statements; the Company’s ability to effectively manage capital on behalf of investors in joint ventures or other entities it manages; changes to the accounting rules and regulatory systems applicable to the Company’s business, including changes in Bermuda laws or regulations or as a result of increased global regulation of the insurance and reinsurance industries; other political, regulatory or industry initiatives adversely impacting the Company; the Company’s ability to comply with covenants in its debt agreements; a contention by the U.S. Internal Revenue Service that any of the Company’s Bermuda subsidiaries are subject to taxation in the U.S.; the effects of possible future tax reform legislation and regulations, including changes to the tax treatment of the Company’s shareholders or investors in its joint ventures or other entities it manages; the Company’s ability to determine any impairments taken on its investments; the uncertainty of the continuing and future impact of the COVID-19 pandemic, including measures taken in response thereto and the effect of legislative, regulatory and judicial influences on the Company’s potential reinsurance, insurance and investment exposures, or other effects that it may have; foreign currency exchange rate fluctuations; the Company’s ability to raise capital if necessary; the Company’s ability to comply with applicable sanctions and foreign corrupt practices laws; the Company’s dependence on the ability of its operating subsidiaries to declare and pay dividends; aspects of the Company’s corporate structure that may discourage third-party takeovers and other transactions; difficulties investors may have in serving process or enforcing judgments against the Company in the U.S.; and other factors affecting future results disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

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RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended		Nine months ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(825,344)	$(450,222)	$(1,544,670)	$(284,338)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$(396,674)	$(414,538)	$(6,597)	$(132,093)

Underwriting income
Gross premiums written	$2,220,661	$1,774,180	$7,628,264	$6,520,780
Net premiums written	1,821,711	1,486,440	5,850,544	4,822,815
Underwriting income (loss)	(683,114)	(678,825)	(166,450)	(385,609)

Net claims and claim expense ratio:
Current accident year	113.2%	129.2%	76.6%	88.1%
Prior accident years	(1.8)%	(9.8)%	(1.9)%	(5.4)%
Calendar year	111.4%	119.4%	74.7%	82.7%

Acquisition expense ratio	23.6%	21.8%	24.5%	22.9%
Operating expense ratio	3.7%	3.9%	4.4%	4.5%
Combined ratio	138.7%	145.1%	103.6%	110.0%

Fee income
Management fee income	$24,989	$23,854	$82,918	$84,348
Performance fee income	739	4,481	5,414	14,133
Total fee income	$25,728	$28,335	$88,332	$98,481

Investment results - managed
Net investment income	$157,793	$78,267	$348,695	$238,996
Net realized and unrealized gains (losses) on investments	(641,500)	(42,071)	(1,968,624)	(196,616)
Total investment result	$(483,707)	$36,196	$(1,619,929)	$42,380
Total investment return - annualized	(8.9)%	0.7%	(10.1)%	0.3%

Investment results - retained (1)
Net investment income	$110,105	$60,105	$247,763	$185,685
Net realized and unrealized gains (losses) on investments	(453,242)	(37,975)	(1,613,936)	(169,272)
Total investment result	$(343,137)	$22,130	$(1,366,173)	$16,413
Total investment return - annualized	(9.6)%	0.6%	(12.7)%	0.2%
(1)    See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

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Financial Highlights - Per Share Data & ROE

	Three months ended		Nine months ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$(19.27)	$(9.75)	$(35.84)	$(5.94)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(19.27)	$(9.75)	$(35.84)	$(5.94)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$(9.27)	$(8.98)	$(0.16)	$(2.77)

Average shares outstanding - basic	42,837	46,223	43,121	47,988
Average shares outstanding - diluted	42,837	46,223	43,121	47,988

Return on average common equity - annualized	(72.4)%	(28.4)%	(40.5)%	(5.8)%
Operating return on average common equity - annualized (1)	(34.8)%	(26.1)%	(0.2)%	(2.7)%

			September 30, 2022	December 31, 2021
Book value per common share			$94.55	$132.17
Tangible book value per common share (1)			$88.66	$126.27
Tangible book value per common share plus accumulated dividends (1)			$113.29	$149.79
Year to date change in tangible book value per common share plus change in accumulated dividends (1)			(28.9)%	(4.0)%

(1)    See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

2

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended		Nine months ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Revenues
Gross premiums written	$2,220,661	$1,774,180	$7,628,264	$6,520,780
Net premiums written	$1,821,711	$1,486,440	$5,850,544	$4,822,815
Decrease (increase) in unearned premiums	(54,690)	19,825	(1,140,715)	(969,924)
Net premiums earned	1,767,021	1,506,265	4,709,829	3,852,891
Net investment income	157,793	78,267	348,695	238,996
Net foreign exchange gains (losses)	(1,383)	(4,755)	(67,690)	(24,309)
Equity in earnings (losses) of other ventures	1,739	5,305	2,732	8,479
Other income (loss)	2,834	1,692	4,950	4,449
Net realized and unrealized gains (losses) on investments	(641,500)	(42,071)	(1,968,624)	(196,616)
Total revenues	1,286,504	1,544,703	3,029,892	3,883,890
Expenses
Net claims and claim expenses incurred	1,967,931	1,798,045	3,515,903	3,185,117
Acquisition expenses	417,644	328,048	1,155,389	880,872
Operational expenses	64,560	58,997	204,987	172,511
Corporate expenses	10,384	10,196	35,238	30,726
Interest expense	12,101	11,919	35,951	35,664
Total expenses	2,472,620	2,207,205	4,947,468	4,304,890
Income (loss) before taxes	(1,186,116)	(662,502)	(1,917,576)	(421,000)
Income tax benefit (expense)	(2,814)	23,630	64,427	29,284
Net income (loss)	(1,188,930)	(638,872)	(1,853,149)	(391,716)
Net (income) loss attributable to redeemable noncontrolling interests	372,429	198,495	335,010	131,801
Net income (loss) attributable to RenaissanceRe	(816,501)	(440,377)	(1,518,139)	(259,915)
Dividends on preference shares	(8,843)	(9,845)	(26,531)	(24,423)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(825,344)	$(450,222)	$(1,544,670)	$(284,338)

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$(19.27)	$(9.75)	$(35.84)	$(5.94)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(19.27)	$(9.75)	$(35.84)	$(5.94)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$(9.27)	$(8.98)	$(0.16)	$(2.77)

Return on average common equity - annualized	(72.4)%	(28.4)%	(40.5)%	(5.8)%
Operating return on average common equity - annualized (1)	(34.8)%	(26.1)%	(0.2)%	(2.7)%

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Summary Consolidated Financial Statements
Consolidated Balance Sheets

	September 30, 2022	December 31, 2021
Assets
Fixed maturity investments trading, at fair value – amortized cost $13,555,195 at September 30, 2022 (December 31, 2021 – $13,552,579)	$12,671,098	$13,507,131
Short term investments, at fair value	4,935,960	5,298,385
Equity investments trading, at fair value	950,393	546,016
Other investments, at fair value	2,263,164	1,993,059
Investments in other ventures, under equity method	72,535	98,068
Total investments	20,893,150	21,442,659
Cash and cash equivalents	1,204,241	1,859,019
Premiums receivable	5,479,305	3,781,542
Prepaid reinsurance premiums	1,233,551	854,722
Reinsurance recoverable	4,969,244	4,268,669
Accrued investment income	84,508	55,740
Deferred acquisition costs and value of business acquired	1,181,156	849,160
Receivable for investments sold	298,346	380,442
Other assets	353,147	224,053
Goodwill and other intangibles	239,187	243,496
Total assets	$35,935,835	$33,959,502
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$15,662,955	$13,294,630
Unearned premiums	5,046,150	3,531,213
Debt	1,169,917	1,168,353
Reinsurance balances payable	4,158,610	3,860,963
Payable for investments purchased	589,886	1,170,568
Other liabilities	251,485	755,441
Total liabilities	26,879,003	23,781,168
Redeemable noncontrolling interests	4,174,960	3,554,053
Shareholders' Equity
Preference shares: $1.00 par value – 30,000 shares issued and outstanding at September 30, 2022 (December 31, 2021 – 30,000)	750,000	750,000
Common shares: $1.00 par value – 43,701,890 shares issued and outstanding at September 30, 2022 (December 31, 2021 – 44,444,831)	43,702	44,445
Additional paid-in capital	465,565	608,121
Accumulated other comprehensive loss	(16,773)	(10,909)
Retained earnings	3,639,378	5,232,624
Total shareholders' equity attributable to RenaissanceRe	4,881,872	6,624,281
Total liabilities, noncontrolling interests and shareholders' equity	$35,935,835	$33,959,502

Book value per common share	$94.55	$132.17

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Underwriting and Reserves
Consolidated Segment Underwriting Results

	Three months ended September 30, 2022			Three months ended September 30, 2021
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$800,330	$1,420,331	$2,220,661	$773,692	$1,000,488	$1,774,180
Net premiums written	$696,520	$1,125,191	$1,821,711	$681,095	$805,345	$1,486,440
Net premiums earned	$839,817	$927,204	$1,767,021	$816,376	$689,889	$1,506,265
Net claims and claim expenses incurred	1,372,583	595,348	1,967,931	1,323,678	474,367	1,798,045
Acquisition expenses	141,675	275,969	417,644	134,179	193,869	328,048
Operational expenses	48,158	16,402	64,560	40,448	18,549	58,997
Underwriting income (loss)	$(722,599)	$39,485	$(683,114)	$(681,929)	$3,104	$(678,825)

Net claims and claim expenses incurred:
Current accident year	$1,396,842	$602,995	$1,999,837	$1,469,613	$476,082	$1,945,695
Prior accident years	(24,259)	(7,647)	(31,906)	(145,935)	(1,715)	(147,650)
Total	$1,372,583	$595,348	$1,967,931	$1,323,678	$474,367	$1,798,045

Net claims and claim expense ratio:
Current accident year	166.3%	65.0%	113.2%	180.0%	69.0%	129.2%
Prior accident years	(2.9)%	(0.8)%	(1.8)%	(17.9)%	(0.2)%	(9.8)%
Calendar year	163.4%	64.2%	111.4%	162.1%	68.8%	119.4%
Acquisition expense ratio	16.9%	29.7%	23.6%	16.4%	28.1%	21.8%
Operating expense ratio	5.7%	1.8%	3.7%	5.0%	2.7%	3.9%
Combined ratio	186.0%	95.7%	138.7%	183.5%	99.6%	145.1%

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Underwriting and Reserves
Consolidated Segment Underwriting Results

	Nine months ended September 30, 2022			Nine months ended September 30, 2021
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$3,362,159	$4,266,105	$7,628,264	$3,574,067	$2,946,713	$6,520,780
Net premiums written	$2,474,661	$3,375,883	$5,850,544	$2,492,890	$2,329,925	$4,822,815
Net premiums earned	$2,081,989	$2,627,840	$4,709,829	$1,981,939	$1,870,952	$3,852,891
Net claims and claim expenses incurred	1,804,268	1,711,635	3,515,903	1,919,660	1,265,457	3,185,117
Acquisition expenses	406,338	749,051	1,155,389	356,171	524,701	880,872
Operational expenses	144,717	60,270	204,987	114,710	57,801	172,511
Underwriting income (loss)	$(273,334)	$106,884	$(166,450)	$(408,602)	$22,993	$(385,609)

Net claims and claim expenses incurred:
Current accident year	$1,880,337	$1,728,262	$3,608,599	$2,121,740	$1,272,088	$3,393,828
Prior accident years	(76,069)	(16,627)	(92,696)	(202,080)	(6,631)	(208,711)
Total	$1,804,268	$1,711,635	$3,515,903	$1,919,660	$1,265,457	$3,185,117

Net claims and claim expense ratio:
Current accident year	90.3%	65.8%	76.6%	107.1%	68.0%	88.1%
Prior accident years	(3.6)%	(0.7)%	(1.9)%	(10.2)%	(0.4)%	(5.4)%
Calendar year	86.7%	65.1%	74.7%	96.9%	67.6%	82.7%
Acquisition expense ratio	19.4%	28.5%	24.5%	17.9%	28.0%	22.9%
Operating expense ratio	7.0%	2.3%	4.4%	5.8%	3.1%	4.5%
Combined ratio	113.1%	95.9%	103.6%	120.6%	98.8%	110.0%

6

Underwriting and Reserves
Consolidated Underwriting Results - Five Quarter Trend
	Total
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Gross premiums written	$2,220,661	$2,464,639	$2,942,964	$1,313,018	$1,774,180
Net premiums written	$1,821,711	$1,863,616	$2,165,217	$1,116,560	$1,486,440
Net premiums earned	$1,767,021	$1,456,383	$1,486,425	$1,341,290	$1,506,265
Net claims and claim expenses incurred	1,967,931	706,239	841,733	690,970	1,798,045
Acquisition expenses	417,644	361,238	376,507	333,986	328,048
Operational expenses	64,560	72,520	67,907	39,673	58,997
Underwriting income (loss)	$(683,114)	$316,386	$200,278	$276,661	$(678,825)

Net claims and claim expenses incurred:
Current accident year	$1,999,837	$749,196	$859,566	$731,729	$1,945,695
Prior accident years	(31,906)	(42,957)	(17,833)	(40,759)	(147,650)
Total	$1,967,931	$706,239	$841,733	$690,970	$1,798,045

Net claims and claim expense ratio:
Current accident year	113.2%	51.4%	57.8%	54.6%	129.2%
Prior accident years	(1.8)%	(2.9)%	(1.2)%	(3.1)%	(9.8)%
Calendar year	111.4%	48.5%	56.6%	51.5%	119.4%
Acquisition expense ratio	23.6%	24.8%	25.3%	24.9%	21.8%
Operating expense ratio	3.7%	5.0%	4.6%	3.0%	3.9%
Combined ratio	138.7%	78.3%	86.5%	79.4%	145.1%

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Underwriting and Reserves
Property Underwriting Results - Five Quarter Trend
	Property
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Gross premiums written	$800,330	$1,218,321	$1,343,508	$384,657	$773,692
Net premiums written	$696,520	$887,975	$890,166	$375,112	$681,095
Net premiums earned	$839,817	$623,581	$618,591	$626,359	$816,376
Net claims and claim expenses incurred	1,372,583	171,924	259,761	243,356	1,323,678
Acquisition expenses	141,675	137,567	127,096	131,007	134,179
Operational expenses	48,158	49,627	46,932	28,898	40,448
Underwriting income (loss)	$(722,599)	$264,463	$184,802	$223,098	$(681,929)

Net claims and claim expenses incurred:
Current accident year	$1,396,842	$206,976	$276,519	$274,649	$1,469,613
Prior accident years	(24,259)	(35,052)	(16,758)	(31,293)	(145,935)
Total	$1,372,583	$171,924	$259,761	$243,356	$1,323,678

Net claims and claim expense ratio:
Current accident year	166.3%	33.2%	44.7%	43.8%	180.0%
Prior accident years	(2.9)%	(5.6)%	(2.7)%	(4.9)%	(17.9)%
Calendar year	163.4%	27.6%	42.0%	38.9%	162.1%
Acquisition expense ratio	16.9%	22.0%	20.5%	20.9%	16.4%
Operating expense ratio	5.7%	8.0%	7.6%	4.6%	5.0%
Combined ratio	186.0%	57.6%	70.1%	64.4%	183.5%

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Underwriting and Reserves
Casualty and Specialty Underwriting Results - Five Quarter Trend
	Casualty and Specialty
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Gross premiums written	$1,420,331	$1,246,318	$1,599,456	$928,361	$1,000,488
Net premiums written	$1,125,191	$975,641	$1,275,051	$741,448	$805,345
Net premiums earned	$927,204	$832,802	$867,834	$714,931	$689,889
Net claims and claim expenses incurred	595,348	534,315	581,972	447,614	474,367
Acquisition expenses	275,969	223,671	249,411	202,979	193,869
Operational expenses	16,402	22,893	20,975	10,775	18,549
Underwriting income (loss)	$39,485	$51,923	$15,476	$53,563	$3,104

Net claims and claim expenses incurred:
Current accident year	$602,995	$542,220	$583,047	$457,080	$476,082
Prior accident years	(7,647)	(7,905)	(1,075)	(9,466)	(1,715)
Total	$595,348	$534,315	$581,972	$447,614	$474,367

Net claims and claim expense ratio:
Current accident year	65.0%	65.1%	67.2%	63.9%	69.0%
Prior accident years	(0.8)%	(0.9)%	(0.1)%	(1.3)%	(0.2)%
Calendar year	64.2%	64.2%	67.1%	62.6%	68.8%
Acquisition expense ratio	29.7%	26.9%	28.7%	28.4%	28.1%
Operating expense ratio	1.8%	2.7%	2.4%	1.5%	2.7%
Combined ratio	95.7%	93.8%	98.2%	92.5%	99.6%

9

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended September 30, 2022			Three months ended September 30, 2021
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$391,347	$408,983	$800,330	$335,493	$438,199	$773,692
Net premiums written	$324,265	$372,255	$696,520	$254,032	$427,063	$681,095
Net premiums earned	$506,749	$333,068	$839,817	$446,508	$369,868	$816,376
Net claims and claim expenses incurred	828,628	543,955	1,372,583	927,399	396,279	1,323,678
Acquisition expenses	37,666	104,009	141,675	28,114	106,065	134,179
Operational expenses	39,078	9,080	48,158	33,200	7,248	40,448
Underwriting income (loss)	$(398,623)	$(323,976)	$(722,599)	$(542,205)	$(139,724)	$(681,929)

Net claims and claim expenses incurred:
Current accident year	$865,112	$531,730	$1,396,842	$1,053,963	$415,650	$1,469,613
Prior accident years	(36,484)	12,225	(24,259)	(126,564)	(19,371)	(145,935)
Total	$828,628	$543,955	$1,372,583	$927,399	$396,279	$1,323,678

Net claims and claim expense ratio:
Current accident year	170.7%	159.6%	166.3%	236.0%	112.4%	180.0%
Prior accident years	(7.2)%	3.7%	(2.9)%	(28.3)%	(5.3)%	(17.9)%
Calendar year	163.5%	163.3%	163.4%	207.7%	107.1%	162.1%
Acquisition expense ratio	7.5%	31.3%	16.9%	6.3%	28.7%	16.4%
Operating expense ratio	7.7%	2.7%	5.7%	7.4%	2.0%	5.0%
Combined ratio	178.7%	197.3%	186.0%	221.4%	137.8%	183.5%

10

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Nine months ended September 30, 2022			Nine months ended September 30, 2021
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$2,080,771	$1,281,388	$3,362,159	$2,227,941	$1,346,126	$3,574,067
Net premiums written	$1,424,556	$1,050,105	$2,474,661	$1,317,424	$1,175,466	$2,492,890
Net premiums earned	$1,065,516	$1,016,473	$2,081,989	$1,059,797	$922,142	$1,981,939
Net claims and claim expenses incurred	900,135	904,133	1,804,268	1,227,342	692,318	1,919,660
Acquisition expenses	110,108	296,230	406,338	101,595	254,576	356,171
Operational expenses	117,612	27,105	144,717	92,176	22,534	114,710
Underwriting income (loss)	$(62,339)	$(210,995)	$(273,334)	$(361,316)	$(47,286)	$(408,602)

Net claims and claim expenses incurred:
Current accident year	$997,230	$883,107	$1,880,337	$1,409,011	$712,729	$2,121,740
Prior accident years	(97,095)	21,026	(76,069)	(181,669)	(20,411)	(202,080)
Total	$900,135	$904,133	$1,804,268	$1,227,342	$692,318	$1,919,660

Net claims and claim expense ratio:
Current accident year	93.6%	86.9%	90.3%	133.0%	77.3%	107.1%
Prior accident years	(9.1)%	2.0%	(3.6)%	(17.2)%	(2.2)%	(10.2)%
Calendar year	84.5%	88.9%	86.7%	115.8%	75.1%	96.9%
Acquisition expense ratio	10.4%	29.2%	19.4%	9.6%	27.6%	17.9%
Operating expense ratio	11.0%	2.7%	7.0%	8.7%	2.4%	5.8%
Combined ratio	105.9%	120.8%	113.1%	134.1%	105.1%	120.6%

11

Underwriting and Reserves
Gross Premiums Written
	Three months ended		Nine months ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Property Segment
Catastrophe	$162,960	$106,850	$1,829,509	$1,899,907
Catastrophe - gross reinstatement premiums	228,387	228,643	251,262	328,034
Total catastrophe gross premiums written	$391,347	$335,493	$2,080,771	$2,227,941
Other property	406,003	427,492	1,274,450	1,334,416
Other property - gross reinstatement premiums	2,980	10,707	6,938	11,710
Total other property gross premiums written	$408,983	$438,199	$1,281,388	$1,346,126
Property segment gross premiums written	$800,330	$773,692	$3,362,159	$3,574,067

Casualty and Specialty Segment
General casualty (1)	$397,818	$346,754	$1,200,693	$976,610
Professional liability (2)	380,125	329,848	1,378,645	950,607
Financial lines (3)	365,863	128,586	844,447	359,147
Other (4)	276,525	195,300	842,320	660,349
Casualty and Specialty segment gross premiums written	$1,420,331	$1,000,488	$4,266,105	$2,946,713

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

12

Underwriting and Reserves
Net Premiums Written
	Three months ended		Nine months ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Property Segment
Catastrophe	$120,834	$57,660	$1,198,957	$1,028,352
Catastrophe - net reinstatement premiums	203,431	196,371	225,599	289,071
Total catastrophe net premiums written	$324,265	$254,031	$1,424,556	$1,317,423
Other property	401,440	421,790	1,075,562	1,169,624
Other property - net reinstatement premiums	(29,185)	5,273	(25,457)	5,842
Total other property net premiums written	$372,255	$427,063	$1,050,105	$1,175,466
Property segment net premiums written	$696,520	$681,094	$2,474,661	$2,492,889

Casualty and Specialty Segment
General casualty (1)	$330,005	$292,026	$1,002,357	$811,566
Professional liability (2)	298,977	255,405	1,086,205	738,419
Financial lines (3)	260,189	90,371	593,315	247,145
Other (4)	236,020	167,543	694,006	532,795
Casualty and Specialty segment net premiums written	$1,125,191	$805,345	$3,375,883	2,329,925

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

13

Underwriting and Reserves
Net Premiums Earned
	Three months ended		Nine months ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Property Segment
Catastrophe	$303,318	$250,137	$839,917	$770,726
Catastrophe - net reinstatement premiums	203,431	196,371	225,599	289,071
Total catastrophe net premiums earned	$506,749	$446,508	$1,065,516	$1,059,797
Other property	362,253	364,595	1,041,930	916,300
Other property - net reinstatement premiums	(29,185)	5,273	(25,457)	5,842
Total other property net premiums earned	$333,068	$369,868	$1,016,473	$922,142
Property segment net premiums earned	$839,817	$816,376	$2,081,989	$1,981,939

Casualty and Specialty Segment
General casualty (1)	$315,064	$236,362	$891,345	$633,245
Professional liability (2)	283,653	220,324	867,293	582,955
Financial lines (3)	112,840	69,210	283,330	234,908
Other (4)	215,647	163,993	585,872	419,844
Casualty and Specialty segment net premiums earned	$927,204	$689,889	$2,627,840	$1,870,952

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

14

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
September 30, 2022
Property	$1,835,138	$1,722,667	$4,214,919	$7,772,724
Casualty and Specialty	1,875,979	144,419	5,869,833	7,890,231
Total	$3,711,117	$1,867,086	$10,084,752	$15,662,955

December 31, 2021
Property	$1,555,210	$1,996,760	$2,825,718	$6,377,688
Casualty and Specialty	1,784,334	128,065	5,004,543	6,916,942
Total	$3,339,544	$2,124,825	$7,830,261	$13,294,630

15

Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended September 30, 2022			Three months ended September 30, 2021
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$13,442,806	$4,206,459	$9,236,347	$10,944,742	$3,187,638	$7,757,104
Incurred claims and claim expenses
Current year	3,196,128	1,196,291	1,999,837	3,342,005	1,396,310	1,945,695
Prior years	(99,588)	(67,682)	(31,906)	(278,179)	(130,529)	(147,650)
Total incurred claims and claim expenses	3,096,540	1,128,609	1,967,931	3,063,826	1,265,781	1,798,045
Paid claims and claim expenses
Current year	73,028	12,894	60,134	220,568	35,451	185,117
Prior years	655,646	330,648	324,998	515,272	228,203	287,069
Total paid claims and claim expenses	728,674	343,542	385,132	735,840	263,654	472,186
Foreign exchange (1)	(147,717)	(22,282)	(125,435)	(39,484)	2,993	(42,477)
Reserve for claims and claim expenses, end of period	$15,662,955	$4,969,244	$10,693,711	$13,233,244	$4,192,758	$9,040,486

	Nine months ended September 30, 2022			Nine months ended September 30, 2021
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$13,294,630	$4,268,669	$9,025,961	$10,381,138	$2,926,010	$7,455,128
Incurred claims and claim expenses
Current year	5,099,492	1,490,893	3,608,599	5,261,594	1,867,766	3,393,828
Prior years	(186,179)	(93,483)	(92,696)	(281,416)	(72,705)	(208,711)
Total incurred claims and claim expenses	4,913,313	1,397,410	3,515,903	4,980,178	1,795,061	3,185,117
Paid claims and claim expenses
Current year	118,612	17,354	101,258	293,541	43,146	250,395
Prior years	2,077,584	622,607	1,454,977	1,764,951	482,056	1,282,895
Total paid claims and claim expenses	2,196,196	639,961	1,556,235	2,058,492	525,202	1,533,290
Foreign exchange (1)	(348,792)	(56,874)	(291,918)	(69,580)	(3,111)	(66,469)
Reserve for claims and claim expenses, end of period	$15,662,955	$4,969,244	$10,693,711	$13,233,244	$4,192,758	$9,040,486
(1)    Reflects the impact of the foreign exchange revaluation of the net reserve for claims and claim expenses denominated in non-U.S. dollars as at the balance sheet date.

16

Managed Joint Ventures and Fee Income
Fee Income
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd. (“DaVinciRe”), Top Layer Reinsurance Ltd., Vermeer Reinsurance Ltd. (“Vermeer”), Fontana Holdings L.P. and its subsidiaries (“Fontana”), and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. ("Upsilon Fund") and RenaissanceRe Medici Fund Ltd. (“Medici”). Structured reinsurance products and other include certain reinsurance contracts which transfer risk to capital.

	Three months ended		Nine months ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Management fee income
Joint ventures	$12,271	$8,602	$43,369	$34,471
Structured reinsurance products and other	6,377	8,646	20,250	26,097
Managed funds	6,341	6,606	19,299	23,780
Total management fee income	24,989	23,854	82,918	84,348

Performance fee income (loss)
Joint ventures	1,915	2,980	2,849	11,883
Structured reinsurance products and other	(1,360)	1,237	2,060	2,525
Managed funds	184	264	505	(275)
Total performance fee income (loss) (1)	739	4,481	5,414	14,133
Total fee income	$25,728	$28,335	$88,332	$98,481
(1)Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended		Nine months ended
Fee income contributing to:	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Underwriting income (loss) (1)	$11,366	$19,444	$36,278	$49,213
Earnings from equity method investments (2)	19	17	69	50
Redeemable noncontrolling interests (3)	14,343	8,874	51,985	49,218
Total fee income	$25,728	$28,335	$88,332	$98,481

(1)The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operating expenses or acquisition expenses.
(2)The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures.

17

Managed Joint Ventures and Fee Income
Fee Income - Five Quarter Trend
The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe, Top Layer Reinsurance Ltd., Vermeer, Fontana, and certain entities investing in Langhorne Holdings LLC. Managed funds include Upsilon Fund and Medici. Structured reinsurance products and other include certain reinsurance contracts which transfer risk to capital.

	Three months ended
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Management fee income
Joint ventures	$12,271	$17,703	$13,395	$8,603	$8,602
Structured reinsurance products and other	6,377	6,649	7,224	8,542	8,646
Managed funds	6,341	6,355	6,603	7,578	6,606
Total management fee income	24,989	30,707	27,222	24,723	23,854

Performance fee income (loss)
Joint ventures	1,915	1,037	(103)	2,352	2,980
Structured reinsurance products and other	(1,360)	2,486	934	2,392	1,237
Managed funds	184	25	296	555	264
Total performance fee income (loss) (1)	739	3,548	1,127	5,299	4,481
Total fee income	$25,728	$34,255	$28,349	$30,022	$28,335
(1)Performance fees are based on the performance of the individual vehicles or products, and may be negative in a particular period if, for example, large losses occur, which can potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
Fee income contributing to:	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Underwriting income (loss) (1)	$11,366	$12,751	$12,161	$18,074	$19,444
Earnings from equity method investments (2)	19	27	23	—	17
Redeemable noncontrolling interests (3)	14,343	21,477	16,165	11,948	8,874
Total fee income	$25,728	$34,255	$28,349	$30,022	$28,335

(1)The fees recorded through underwriting income (loss) are recorded as a reduction (increase) to operating expenses or acquisition expenses.
(2)The fees reflected as earnings from equity method investments are recorded through equity in earnings (losses) of other ventures.
(3)The fee income reflected as redeemable noncontrolling interest is recorded through net (income) loss attributable to redeemable noncontrolling interest. A positive number represents the fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures (as defined herein). Conversely, a negative number represents a reduction in fee income earned from third-party investors in the Company’s Consolidated Managed Joint Ventures.

18

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe, Medici, Vermeer and Fontana (collectively, the “Consolidated Managed Joint Ventures”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company’s consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company’s consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company’s consolidated statements of operations that is attributable to third-party investors in these Consolidated Managed Joint Ventures.
A summary of the redeemable noncontrolling interests on the Company’s consolidated statements of operations is set forth below:

	Three months ended		Nine months ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Redeemable noncontrolling interests - DaVinciRe	$219,191	$202,362	$185,692	$158,030
Redeemable noncontrolling interests - Medici	107,461	(6,526)	139,635	(5,072)
Redeemable noncontrolling interests - Vermeer	39,164	2,659	(2,471)	(21,157)
Redeemable noncontrolling interests - Fontana	6,613	—	12,154	—
Net (income) loss attributable to redeemable noncontrolling interests (1)	$372,429	$198,495	$335,010	$131,801

	Three months ended		Nine months ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Operating (income) loss attributable to redeemable noncontrolling interests (2)	$277,939	$193,061	$74,013	$95,954
Non-operating (income) loss attributable to redeemable noncontrolling interests	94,490	5,434	260,997	35,847
Net (income) loss attributable to redeemable noncontrolling interests (1)	$372,429	$198,495	$335,010	$131,801
(1)A negative number in the tables above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

19

Managed Joint Ventures and Fee Income
Noncontrolling Interests

A summary of the Company’s redeemable noncontrolling interests on its consolidated balance sheets is set forth below:

	September 30, 2022	December 31, 2021
Redeemable noncontrolling interests - DaVinciRe	$1,618,490	$1,499,451
Redeemable noncontrolling interests - Medici	964,687	856,820
Redeemable noncontrolling interests - Vermeer	1,330,253	1,197,782
Redeemable noncontrolling interests - Fontana	261,530	—
Redeemable noncontrolling interests	$4,174,960	$3,554,053
A summary of the redeemable noncontrolling economic ownership of third parties in the Company’s Consolidated Managed Joint Ventures is set forth below:

	September 30, 2022	December 31, 2021
DaVinciRe	69.1%	71.3%
Medici	87.0%	85.3%
Vermeer	100.0%	100.0%
Fontana	68.4%	—%

20

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended		Nine months ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Revenues
Gross premiums written	$181,804	$168,770	$914,121	$754,430
Net premiums written	$169,168	$159,697	$844,110	$681,080
Decrease (increase) in unearned premiums	126,396	79,853	(208,410)	(144,874)
Net premiums earned	295,564	239,550	635,700	536,206
Net investment income	25,994	6,549	51,977	21,928
Net foreign exchange gains (losses)	4,165	(818)	5,162	(811)
Net realized and unrealized gains (losses) on investments	(98,706)	(2,670)	(292,377)	(25,079)
Total revenues	227,017	242,611	400,462	532,244
Expenses
Net claims and claim expenses incurred	512,073	501,695	552,916	649,484
Acquisition expenses	20,394	14,490	62,649	62,400
Operational and corporate expenses	9,839	8,190	44,343	36,273
Interest expense	1,859	1,859	5,575	5,575
Total expenses	544,165	526,234	665,483	753,732
Income (loss) before taxes	(317,148)	(283,623)	(265,021)	(221,488)
Income tax benefit (expense)	(5)	—	(5)	(1)
Net income (loss) available (attributable) to DaVinciRe common shareholders	$(317,153)	$(283,623)	$(265,026)	$(221,489)

Net claims and claim expenses incurred - current accident year	$524,996	$561,674	$615,664	$751,660
Net claims and claim expenses incurred - prior accident years	(12,923)	(59,979)	(62,748)	(102,176)
Net claims and claim expenses incurred - total	$512,073	$501,695	$552,916	$649,484

Net claims and claim expense ratio - current accident year	177.6%	234.5%	96.8%	140.2%
Net claims and claim expense ratio - prior accident years	(4.3)%	(25.1)%	(9.8)%	(19.1)%
Net claims and claim expense ratio - calendar year	173.3%	209.4%	87.0%	121.1%
Underwriting expense ratio	10.2%	9.5%	16.8%	18.4%
Combined ratio	183.5%	218.9%	103.8%	139.5%

21

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Three months ended		Three months ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Fixed maturity investments trading	$107,182	$56,825	$87,326	$51,404
Short term investments	11,601	514	4,733	388
Equity investments trading	6,120	1,823	6,120	1,823
Other investments
Catastrophe bonds	25,748	17,184	3,707	3,541
Other	11,258	7,571	11,258	7,571
Cash and cash equivalents	1,386	(38)	1,261	(26)
	163,295	83,879	114,405	64,701
Investment expenses	(5,502)	(5,612)	(4,300)	(4,596)
Net investment income	$157,793	$78,267	$110,105	$60,105

Net investment income return - annualized	3.2%	1.4%	3.2%	1.7%

Net realized gains (losses) on fixed maturity investments trading	(213,493)	27,501	(164,791)	24,521
Net unrealized gains (losses) on fixed maturity investments trading	(210,665)	(56,869)	(180,596)	(51,675)
Net realized and unrealized gains (losses) on investments-related derivatives	(55,580)	(2,056)	(56,422)	(2,380)
Net realized gains (losses) on equity investments trading	3,066	52,604	3,066	52,604
Net unrealized gains (losses) on equity investments trading	(46,301)	(74,284)	(46,297)	(74,269)
Other investments
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	(126,992)	(5,994)	(16,667)	(3,803)
Net realized and unrealized gains (losses) on other investments - other	8,465	17,027	8,465	17,027
Net realized and unrealized gains (losses) on investments	(641,500)	(42,071)	(453,242)	(37,975)
Total investment result	$(483,707)	$36,196	$(343,137)	$22,130

Average invested assets	$20,745,479	$21,908,291	$13,752,864	$14,257,183

Total investment return - annualized	(8.9)%	0.7%	(9.6)%	0.6%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

22

Investments
Total Investment Result

	Managed (1)		Retained (2)
	Nine months ended		Nine months ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Fixed maturity investments trading	$246,146	$179,268	$206,294	$161,833
Short term investments	17,134	1,869	6,836	1,265
Equity investments trading	13,390	4,940	13,390	4,940
Other investments
Catastrophe bonds	63,343	48,333	9,379	10,413
Other	23,704	20,711	23,704	20,711
Cash and cash equivalents	1,250	223	1,137	254
	364,967	255,344	260,740	199,416
Investment expenses	(16,272)	(16,348)	(12,977)	(13,731)
Net investment income	$348,695	$238,996	$247,763	$185,685

Net investment income return - annualized	2.3%	1.5%	2.4%	1.7%

Net realized gains (losses) on fixed maturity investments trading	(621,799)	81,060	(512,583)	71,513
Net unrealized gains (losses) on fixed maturity investments trading	(824,662)	(289,872)	(716,116)	(263,975)
Net realized and unrealized gains (losses) on investments-related derivatives	(161,946)	3,476	(163,517)	5,117
Net realized gains (losses) on equity investments trading	38,638	255,902	38,638	256,064
Net unrealized gains (losses) on equity investments trading	(222,074)	(279,938)	(222,076)	(280,197)
Other investments
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	(159,913)	(25,075)	(21,414)	(15,625)
Net realized and unrealized gains (losses) on other investments - other	(16,868)	57,831	(16,868)	57,831
Net realized and unrealized gains (losses) on investments	(1,968,624)	(196,616)	(1,613,936)	(169,272)
Total investment result	$(1,619,929)	$42,380	$(1,366,173)	$16,413

Average invested assets	$20,946,208	$21,645,496	$14,087,633	$14,264,445

Total investment return - annualized	(10.1)%	0.3%	(12.7)%	0.2%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.

23

Investments
Investments Composition

	September 30, 2022				December 31, 2021
	Managed (1)		Retained (2)		Managed (1)		Retained (2)
Type of Investment	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)
Fixed maturity investments trading, at fair value
U.S. treasuries	$5,745,880	$(239,857)	$4,665,776	$(218,727)	$6,247,779	$(54,534)	$5,175,003	$(47,562)
Corporate	4,121,508	$(440,148)	3,211,115	(382,655)	3,689,286	10,472	3,156,556	11,969
Other (3)	2,803,710	(204,092)	2,337,524	(166,795)	3,570,066	(1,386)	3,085,843	(2,084)
Total fixed maturity investments trading, at fair value	12,671,098	(884,097)	10,214,415	(768,177)	13,507,131	(45,448)	11,417,402	(37,677)
Short term investments, at fair value	4,935,960	—	1,309,375	—	5,298,385	—	1,450,158	—
Equity investments trading, at fair value	950,393	(65,852)	950,107	(65,962)	546,016	156,245	545,708	156,120
Other investments, at fair value
Catastrophe bonds	1,135,053	(217,779)	175,961	(56,354)	1,104,034	(63,665)	217,493	(36,249)
Direct private equity investments	69,923	(28,218)	69,923	(28,218)	88,373	(4,768)	88,373	(4,768)
Fund investments	958,188	105,285	958,188	105,285	725,802	138,045	725,803	138,046
Term loans	100,000	—	100,000	—	74,850	—	74,850	—
Total other investments, at fair value	2,263,164	(140,712)	1,304,072	20,713	1,993,059	69,612	1,106,519	97,029
Investments in other ventures, under equity method	72,535	—	72,535	—	98,068	—	98,068	—
Total investments	$20,893,150	$(1,090,661)	$13,850,504	$(813,426)	$21,442,659	$180,409	$14,617,855	$215,472

	September 30, 2022		December 31, 2021
	Managed (1)	Retained (2)	Managed (1)	Retained (2)
Weighted average yield to maturity of investments (4)	5.1%	5.3%	1.6%	1.8%
Average duration of investments, in years (4)	2.5	3.3	2.8	3.5
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (5)		$(17.58)		$(0.85)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.
(3)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company's fixed maturity investments trading.
(4)Excludes equity investments trading, at fair value, direct private equity investments, private equity funds and investments in other ventures, under equity method as these investments have no final maturity, yield to maturity or duration.
(5)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value. See "Comments on Regulation G" for reconciliation of non-GAAP financial measures.

24

Investments
Managed Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
September 30, 2022	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$5,745,880	$—	$5,745,880	$—	$—	$—	$—	$—
Corporate (3)	4,121,508	179,981	358,713	1,385,122	1,225,631	941,231	30,830	—
Agencies	375,894	30,950	344,944	—	—	—	—	—
Non-U.S. government	443,869	230,646	196,234	8,607	7,330	1,052	—	—
Residential mortgage-backed	698,496	38,254	503,381	2,540	8,427	94,979	50,915	—
Commercial mortgage-backed	257,827	198,068	33,846	5,592	11,694	4,533	4,094	—
Asset-backed	1,027,624	667,602	187,198	60,293	38,884	64,815	8,832	—
Total fixed maturity investments trading, at fair value	12,671,098	1,345,501	7,370,196	1,462,154	1,291,966	1,106,610	94,671	—

Short term investments, at fair value	4,935,960	4,861,621	71,672	758	156	75	1,678	—

Equity investments trading, at fair value
Fixed income exchange traded funds (4)	394,851	—	—	—	196,296	198,555	—	—
Other equity investments trading	555,542	—	—	—	—	—	—	555,542
Total equity investments trading, at fair value	950,393	—	—	—	196,296	198,555	—	555,542

Other investments, at fair value
Catastrophe bonds	1,135,053	—	—	—	—	1,135,053	—	—
Direct private equity investments	69,923	—	—	—	—	—	—	69,923
Fund investments:
Private credit funds	677,499	—	—	—	—	—	—	677,499
Private equity funds	280,689	—	—	—	—	—	—	280,689
Term loans	100,000	—	—	100,000	—	—	—	—
Total other investments, at fair value	2,263,164	—	—	100,000	—	1,135,053	—	1,028,111

Investments in other ventures, under equity method	72,535	—	—	—	—	—	—	72,535

Total investments	$20,893,150	$6,207,122	$7,441,868	$1,562,912	$1,488,418	$2,440,293	$96,349	$1,656,188
	100.0%	29.7%	35.6%	7.5%	7.1%	11.7%	0.5%	7.9%
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)The credit ratings included in this table are based on the credit rating of the underlying investment held in the exchange traded funds.

25

Investments
Retained Investments - Credit Rating (1)

		Credit Rating (2)						Investments not subject to credit ratings
September 30, 2022	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$4,665,776	$—	$4,665,776	$—	$—	$—	$—	$—
Corporate (3)	3,211,115	131,284	279,665	1,039,203	927,696	806,715	26,552	—
Agencies	296,304	26,683	269,621	—	—	—	—	—
Non-U.S. government	368,803	190,539	161,275	8,607	7,330	1,052	—	—
Residential mortgage-backed	509,827	29,101	323,865	2,540	8,427	94,979	50,915	—
Commercial mortgage-backed	175,672	121,561	29,522	4,268	11,694	4,533	4,094	—
Asset-backed	986,918	628,555	186,423	59,409	38,884	64,815	8,832	—
Total fixed maturity investments trading, at fair value	10,214,415	1,127,723	5,916,147	1,114,027	994,031	972,094	90,393	—

Short term investments, at fair value	1,309,375	1,258,623	48,049	987	156	75	1,485	—

Equity investments trading, at fair value
Fixed income exchange traded funds (4)	394,851	—	—	—	196,296	198,555	—	—
Other equity investments trading	555,256	—	—	—	—	—	—	555,256
Total equity investments trading, at fair value	950,107	—	—	—	196,296	198,555	—	555,256

Other investments, at fair value
Catastrophe bonds	175,961	—	—	—	—	175,961	—	—
Direct private equity investments	69,923	—	—	—	—	—	—	69,923
Fund investments:
Private credit funds	677,499	—	—	—	—	—	—	677,499
Private equity funds	280,689	—	—	—	—	—	—	280,689
Term loans	100,000	—	—	100,000	—	—	—	—
Total other investments, at fair value	1,304,072	—	—	100,000	—	175,961	—	1,028,111

Investments in other ventures, under equity method	72,535	—	—	—	—	—	—	72,535

Total investments	$13,850,504	$2,386,346	$5,964,196	$1,215,014	$1,190,483	$1,346,685	$91,878	$1,655,902
	100.0%	17.2%	43.1%	8.8%	8.6%	9.7%	0.6%	12.0%
(1)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Regulation G” for a reconciliation of non-GAAP financial measures.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)The credit ratings included in this table are based on the credit rating of the underlying investment held in the exchange traded funds.

26

Other Items
Earnings per Share

	Three months ended		Nine months ended
(common shares in thousands)	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(825,344)	$(450,222)	$(1,544,670)	$(284,338)
Amount allocated to participating common shareholders (1)	(306)	(229)	(813)	(485)
Net income (loss) allocated to RenaissanceRe common shareholders	$(825,650)	$(450,451)	$(1,545,483)	$(284,823)
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share - weighted average common shares (2)	42,837	46,223	43,121	47,988
Per common share equivalents of non-vested shares (2)	—	—	—	—
Denominator for diluted income (loss) per RenaissanceRe common share - adjusted weighted average common shares and assumed conversions (2)	42,837	46,223	43,121	47,988
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$(19.27)	$(9.75)	$(35.84)	$(5.94)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(19.27)	$(9.75)	$(35.84)	$(5.94)
(1)Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company’s stock compensation plans.
(2)In periods for which the Company has net loss allocated to RenaissanceRe common shareholders, the denominator used in calculating net loss attributable to RenaissanceRe common shareholders per common share - basic is also used in calculating net loss attributable to RenaissanceRe common shareholders per common share - diluted. For the three and nine months ended September 30, 2022, per common share equivalents of non-vested shares of 94 thousand and 81 thousand, respectively, could potentially be dilutive in future periods if the Company reports net income allocated to RenaissanceRe common shareholders.

27

Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has provided certain of these financial measures in previous investor communications and the Company’s management believes that such measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within or outside the industry. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, (2) net foreign exchange gains and losses, (3) corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK, (4) the income tax expense or benefit associated with these adjustments and (5) the portion of these adjustments attributable to the Company’s redeemable noncontrolling interests. The Company’s management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from these adjustments. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.” The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.” Comparative information for all prior periods has been updated to conform to the current methodology and presentation.

28

Comments on Regulation G

	Three months ended		Nine months ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$(825,344)	$(450,222)	$(1,544,670)	$(284,338)
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	514,508	36,077	1,808,711	171,541
Adjustment for net foreign exchange losses (gains)	1,383	4,755	67,690	24,309
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK	—	—	—	135
Adjustment for income tax expense (benefit) (1)	7,269	286	(77,331)	(7,893)
Adjustment for net (loss) income attributable to redeemable noncontrolling interests (2)	(94,490)	(5,434)	(260,997)	(35,847)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$(396,674)	$(414,538)	$(6,597)	$(132,093)

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(19.27)	$(9.75)	$(35.84)	$(5.94)
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	12.01	0.78	41.95	3.57
Adjustment for net foreign exchange losses (gains)	0.03	0.10	1.57	0.51
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK	—	—	—	—
Adjustment for income tax expense (benefit) (1)	0.17	0.01	(1.79)	(0.16)
Adjustment for net (loss) income attributable to redeemable noncontrolling interests (2)	(2.21)	(0.12)	(6.05)	(0.75)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$(9.27)	$(8.98)	$(0.16)	$(2.77)

Return on average common equity - annualized	(72.4)%	(28.4)%	(40.5)%	(5.8)%
Adjustment for net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	45.2%	2.3%	47.3%	3.5%
Adjustment for net foreign exchange losses (gains)	0.1%	0.3%	1.8%	0.5%
Adjustment for corporate expenses associated with the acquisition of TMR and the subsequent sale of RenaissanceRe UK	—%	—%	—%	—%
Adjustment for income tax expense (benefit) (1)	0.6%	—%	(2.0)%	(0.2)%
Adjustment for net (loss) income attributable to redeemable noncontrolling interests (2)	(8.3)%	(0.3)%	(6.8)%	(0.7)%
Operating return on average common equity - annualized	(34.8)%	(26.1)%	(0.2)%	(2.7)%
(1)Represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(2)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

29

Comments on Regulation G

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.”

	September 30, 2022	December 31, 2021
Book value per common share	$94.55	$132.17
Adjustment for goodwill and other intangibles (1)	(5.89)	(5.90)
Tangible book value per common share	88.66	126.27
Adjustment for accumulated dividends	24.63	23.52
Tangible book value per common share plus accumulated dividends	$113.29	$149.79

Year to date change in book value per common share	(28.5)%	(4.5)%
Year to date change in tangible book value per common share plus change in accumulated dividends	(28.9)%	(4.0)%
(1)At September 30, 2022 and December 31, 2021, the adjustment for goodwill and other intangibles included $18.0 million and $18.6 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

30

Comments on Regulation G
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result" is defined as the consolidated total investment result less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes “retained total investment result” is useful to investors because it provides a measure of the portion of the Company’s investment result that impacts net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended September 30, 2022			Three months ended September 30, 2021
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$107,182	$(19,856)	$87,326	$56,825	$(5,421)	$51,404
Short term investments	11,601	(6,868)	4,733	514	(126)	388
Equity investments trading	6,120	—	6,120	1,823	—	1,823
Other investments
Catastrophe bonds	25,748	(22,041)	3,707	17,184	(13,643)	3,541
Other	11,258	—	11,258	7,571	—	7,571
Cash and cash equivalents	1,386	(125)	1,261	(38)	12	(26)
	163,295	(48,890)	114,405	83,879	(19,178)	64,701
Investment expenses	(5,502)	1,202	(4,300)	(5,612)	1,016	(4,596)
Net investment income	$157,793	$(47,688)	$110,105	$78,267	$(18,162)	$60,105

Net investment income return - annualized	3.2%	—%	3.2%	1.4%	0.3%	1.7%

Net realized gains (losses) on fixed maturity investments trading	(213,493)	48,702	(164,791)	27,501	(2,980)	24,521
Net unrealized gains (losses) on fixed maturity investments trading	(210,665)	30,069	(180,596)	(56,869)	5,194	(51,675)
Net realized and unrealized gains (losses) on investments-related derivatives	(55,580)	(842)	(56,422)	(2,056)	(324)	(2,380)
Net realized gains (losses) on equity investments trading	3,066	—	3,066	52,604	—	52,604
Net unrealized gains (losses) on equity investments trading	(46,301)	4	(46,297)	(74,284)	15	(74,269)
Other investments
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	(126,992)	110,325	(16,667)	(5,994)	2,191	(3,803)
Net realized and unrealized gains (losses) on other investments - other	8,465	—	8,465	17,027	—	17,027
Net realized and unrealized gains (losses) on investments	(641,500)	188,258	(453,242)	(42,071)	4,096	(37,975)
Total investment result	$(483,707)	$140,570	$(343,137)	$36,196	$(14,066)	$22,130

Average invested assets	$20,745,479	$(6,992,615)	$13,752,864	$21,908,291	$(7,651,108)	$14,257,183

Total investment return - annualized	(8.9)%	(0.7)%	(9.6)%	0.7%	(0.1)%	0.6%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

31

Comments on Regulation G
Retained Total Investment Result

	Nine months ended September 30, 2022			Nine months ended September 30, 2021
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$246,146	$(39,852)	$206,294	$179,268	$(17,435)	$161,833
Short term investments	17,134	(10,298)	6,836	1,869	(604)	1,265
Equity investments trading	13,390	—	13,390	4,940	—	4,940
Other investments
Catastrophe bonds	63,343	(53,964)	9,379	48,333	(37,920)	10,413
Other	23,704	—	23,704	20,711	—	20,711
Cash and cash equivalents	1,250	(113)	1,137	223	31	254
	364,967	(104,227)	260,740	255,344	(55,928)	199,416
Investment expenses	(16,272)	3,295	(12,977)	(16,348)	2,617	(13,731)
Net investment income	$348,695	$(100,932)	$247,763	$238,996	$(53,311)	$185,685

Net investment income return - annualized	2.3%	0.1%	2.4%	1.5%	0.2%	1.7%

Net realized gains (losses) on fixed maturity investments trading	(621,799)	109,216	(512,583)	81,060	(9,547)	71,513
Net unrealized gains (losses) on fixed maturity investments trading	(824,662)	108,546	(716,116)	(289,872)	25,897	(263,975)
Net realized and unrealized gains (losses) on investments-related derivatives	(161,946)	(1,571)	(163,517)	3,476	1,641	5,117
Net realized gains (losses) on equity investments trading	38,638	—	38,638	255,902	162	256,064
Net unrealized gains (losses) on equity investments trading	(222,074)	(2)	(222,076)	(279,938)	(259)	(280,197)
Other investments
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	(159,913)	138,499	(21,414)	(25,075)	9,450	(15,625)
Net realized and unrealized gains (losses) on other investments - other	(16,868)	—	(16,868)	57,831	—	57,831
Net realized and unrealized gains (losses) on investments	(1,968,624)	354,688	(1,613,936)	(196,616)	27,344	(169,272)
Total investment result	$(1,619,929)	$253,756	$(1,366,173)	$42,380	$(25,967)	$16,413

Average invested assets	$20,946,208	$(6,858,575)	$14,087,633	$21,645,496	$(7,381,051)	$14,264,445

Total investment return - annualized	(10.1)%	(2.6)%	(12.7)%	0.3%	(0.1)%	0.2%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

32

Comments on Regulation G
Retained Total Investments
The Company has included in this Financial Supplement “retained total investments.” “Retained total investments” is defined as the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investments” differs from consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments” is useful to investors because it provides a measure of the portion of the Company’s total investments that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investments to "retained total investments."

	September 30, 2022			December 31, 2021
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	5,745,880	(1,080,104)	4,665,776	6,247,779	(1,072,776)	5,175,003
Corporate (4)	4,121,508	(910,393)	3,211,115	3,689,286	(532,730)	3,156,556
Agencies	375,894	(79,590)	296,304	361,684	(58,997)	302,687
Non-U.S. government	443,869	(75,066)	368,803	549,613	(83,792)	465,821
Residential mortgage-backed	698,496	(188,669)	509,827	955,301	(222,661)	732,640
Commercial mortgage-backed	257,827	(82,155)	175,672	634,925	(74,577)	560,348
Asset-backed	1,027,624	(40,706)	986,918	1,068,543	(44,196)	1,024,347
Total fixed maturity investments trading, at fair value	12,671,098	(2,456,683)	10,214,415	13,507,131	(2,089,729)	11,417,402

Short term investments, at fair value	$4,935,960	$(3,626,585)	$1,309,375	$5,298,385	$(3,848,227)	$1,450,158

Equity investments trading, at fair value
Fixed income exchange traded funds	394,851	—	394,851	90,422	—	90,422
Other equity investments trading	555,542	(286)	555,256	455,594	(308)	455,286
Total equity investments trading, at fair value	950,393	(286)	950,107	546,016	(308)	545,708

Other investments, at fair value
Catastrophe bonds	1,135,053	(959,092)	175,961	1,104,034	(886,541)	217,493
Direct private equity investments	69,923	—	69,923	88,373	—	88,373
Fund investments:
Private credit funds	677,499	—	677,499	473,112	—	473,112
Private equity funds	280,689	—	280,689	241,297	—	241,297
Hedge funds	—	—	—	11,393	1	11,394
Term loans	100,000	—	100,000	74,850	—	74,850
Total other investments, at fair value	2,263,164	(959,092)	1,304,072	1,993,059	(886,540)	1,106,519

Investments in other ventures, under equity method	72,535	—	72,535	98,068	—	98,068

Total investments	$20,893,150	(7,042,646)	$13,850,504	21,442,659	(6,824,804)	14,617,855
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

33

Comments on Regulation G
Retained Total Investments, Unrealized Gain (Loss)
The Company has included in this Financial Supplement “retained total investments, unrealized gain (loss).” “Retained total investments, unrealized gain (loss)” is defined as the unrealized gain (loss) of the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Unrealized gain (loss) of the consolidated total investments is the difference between fair value and amortized cost or equivalent of the respective investments as at the balance sheet date. “Retained total investments, unrealized gain (loss)” differs from the unrealized gain (loss) of the consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments, unrealized gain (loss)” is useful to investors because it provides a measure of the portion of the unrealized gain (loss) of investments in the Company’s consolidated total investments that is available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of the total unrealized gain (loss) of investments, to “retained total investments, unrealized gain (loss)".

	September 30, 2022			December 31, 2021
Type of Investment	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$(239,857)	$21,130	$(218,727)	$(54,534)	$6,972	$(47,562)
Corporate	(440,148)	57,493	(382,655)	10,472	1,497	11,969
Other (4)	(204,092)	37,297	(166,795)	(1,386)	(698)	(2,084)
Total fixed maturity investments trading, at fair value	(884,097)	115,920	(768,177)	(45,448)	7,771	(37,677)
Equity investments trading, at fair value	(65,852)	(110)	(65,962)	156,245	(125)	156,120
Other investments, at fair value
Catastrophe bonds	(217,779)	161,425	(56,354)	(63,665)	27,416	(36,249)
Direct private equity investments	(28,218)	—	(28,218)	(4,768)	—	(4,768)
Fund investments	105,285	—	105,285	138,045	1	138,046
Total other investments, at fair value	(140,712)	161,425	20,713	69,612	27,417	97,029
Total investments	$(1,090,661)	$277,235	$(813,426)	$180,409	$35,063	$215,472

Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (5)			$(17.58)			$(0.85)

(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company's fixed maturity investments trading.
(5)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value, of $768.2 million and $37.7 million at September 30, 2022 and December 31, 2021, respectively. Book value per common share is calculated net of redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Accordingly, there is no corresponding managed metric for the unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share.

34

Comments on Regulation G

Operating (income) loss attributable to redeemable noncontrolling interests
The Company has included in this Financial Supplement “operating (income) loss attributable to redeemable noncontrolling interests.” “Operating (income) loss attributable to redeemable noncontrolling interests” is defined as net (income) loss attributable to redeemable noncontrolling interests as adjusted for the portion of the adjustments to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders in calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. The Company’s management believes that “operating (income) loss attributable to redeemable noncontrolling interests” is useful to investors because it provides additional information on the operations and financial results of the Company’s Managed Joint Ventures and how noncontrolling interests impact the Company’s results. The following table is a reconciliation of net (income) loss attributable to redeemable noncontrolling interests, the most directly comparable GAAP measure, to "operating (income) loss attributable to redeemable noncontrolling interests."

	Three months ended		Nine months ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Net (income) loss attributable to redeemable noncontrolling interests (1)	$372,429	$198,495	$335,010	$131,801
Adjustment for the portion of net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds attributable to redeemable noncontrolling interests	80,550	1,905	216,169	17,894
Adjustment for the portion of net foreign exchange losses (gains) attributable to redeemable noncontrolling interests	13,940	3,528	44,828	17,953
Adjustment for non-operating (income) loss attributable to redeemable noncontrolling interests (2)	94,490	5,433	260,997	35,847
Operating (income) loss attributable to redeemable noncontrolling interests	$277,939	$193,062	$74,013	$95,954
(1)A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)Represents the total portion of adjustments attributable to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders when calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. These adjustments include (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds and (2) net foreign exchange gains and losses.

35